                                                                Exhibit 10(j)(1)

                                                            Revised and Restated
                                                                      Schedule A
                                                 (as revised September 19, 1997)




                    BENEFIT PLANS AND EMPLOYMENT AGREEMENTS
                    ---------------------------------------


1. Excess and TRA Supplemental Benefit Retirement Plan, adopted November 16, 1977, as amended and restated effective January 1, 1991, and any subsequent amendments thereto.

2. Supplemental Savings and Stock Ownership Plan, adopted May 31, 1989, and any subsequent amendments thereto.

3.   1991 Executive Life Program.

4. Employment Agreements and the amendments thereto, if any (intended to become effective upon a change in control) with M. F. Biehl, P. V. Gorman, Jr., J. S. Gray, M. P. Juszli, R. J. Kessler, D. G. Slezak, S. H. Theis, and T. J. Wojciechowski.

5. Employment Agreement with R. Thomas Green, Jr. entered into as of June 28, 1995.

6.   1996 Executive Life Plan

                                                            Revised and Restated
                                                                      Schedule B
                                              (revised as of September 19, 1997)



                                  PARTICIPANTS
                                  ------------


                                  R. D. Thompson
                                  F. A. Castle
                                  R. T. Green, Jr.
                                  R. J. Kessler
                                  J. L. Selis
                                  A. F. Bradfish
                                  M. A. Hyre
                                  D. A. Kuhn
                                  H. Chisholm
                                  H. W. Ruf
                                  J. J. Dwyer
                                  S. H. Theis
                                  D. G. Slezak
                                  T. J. Wojciechowski
                                  M. F. Biehl
                                  P. V. Gorman, Jr.
                                  M. P. Juszli
                                  J. S. Gray

                                                            Revised and Restated
                                                                      Schedule C
                                              (revised as of September 19, 1997)



                                    BENEFITS
                                    --------


1. With respect to the Excess Benefit Retirement Plan, adopted November 16, 1977: All benefits.

2. With respect to the Supplemental Savings and Stock Ownership Plan, adopted May 31, 1989: All benefits.

3.   With respect to the 1991 Executive Life Program: All benefits.


4. With respect to the Employment Agreement with R. T. Green, Jr., and the Employment Agreements (intended to become effective upon a change in control) with M.F. Biehl, P. V. Gorman, Jr., J. S. Gray, M. P. Juszli, R.
     J. Kessler, D. G. Slezak, S. H. Theis, and T. J. Wojciechowski: All amounts payable by the Company to or with respect to a Participant after the termination of the Participant's employment with the Company.

5.   With respect to the 1996 Executive Life Program: All benefits.